Lexington Strategic Silver Fund, Inc.
                 Supplement dated December 13, 1995
 to The Statement of Additional Information dated October 27, 1995


Investment Adviser, Distributor & Administrator



Lexington Management Corporation and Lexington Funds Distributor, Inc. are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a publicly traded corporation. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc.